Janus Aspen Series

       Supplement Dated September 15, 1998 to Prospectus Dated May 1, 1998

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS FOR THE INSTITUTIONAL SHARES OF JANUS ASPEN SERIES DATED MAY 1, 1998. THIS SUPPLEMENT, TOGETHER WITH THE
PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

Effective September 15, 1998, Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Institutional Shares of each Portfolio of Janus Aspen Series. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.